United States

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 26, 2022

Uniti Group Inc.

(Exact name of registrant as specified in its charter)

Maryland	001-36708	46-5230630
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2101 Riverfront Drive, Suite A Little Rock, Arkansas		72202
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code: (501) 850-0820

Not Applicable

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock	UNIT	The NASDAQ Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07 Submission of Matters to a Vote of Security Holders

The 2022 annual meeting of stockholders (the “Annual Meeting”) of Uniti Group Inc. (the “Company”) was held virtually on May 26, 2022 at 8:00 a.m. (Eastern time) at www.virtualshareholdermeeting.com/UNIT2022.  During the Annual Meeting, the Company’s stockholders voted on four proposals. The proposals are described in the Company’s definitive proxy statement on Schedule 14A (the “Proxy Statement”) filed with the Securities and Exchange Commission on April 14, 2022. The voting results for each of the proposals are as follows.

1.	Election of Directors. The six director nominees named in the Proxy Statement were elected to the Company’s Board of Directors by the following votes:

Name	Votes For	Votes Against	Votes Abstained	Broker Non-Votes
Jennifer S. Banner	167,626,773	1,141,979	3,651,296	28,547,538
Scott G. Bruce	167,517,624	1,224,609	3,677,815	28,547,538
Francis X. (“Skip”) Frantz	167,552,986	1,210,133	3,656,929	28,547,538
Kenneth A. Gunderman	166,614,858	2,133,770	3,671,420	28,547,538
Carmen Perez-Carlton	167,536,146	1,219,343	3,664,559	28,547,538
David L. Solomon	167,799,305	945,309	3,675,434	28,547,538

2.

Advisory Vote to Approve Executive Compensation.  The stockholders approved an advisory non-binding resolution approving the compensation of the Company’s named executive officers by the following votes:

Votes For	Votes Against	Votes Abstained	Broker Non-Votes
162,924,113	8,525,213	970,722	28,547,538

3.

Advisory Vote on Frequency of Future Advisory Votes on Executive Compensation.  The stockholders recommend, on an advisory non-binding basis, that the Company hold future advisory votes on executive compensation every year by the following votes:

Every Year	Every Two Years	Every Three Years	Votes Abstained	Broker Non-Votes
168,531,388	297,320	2,953,368	637,972	28,547,538

Consistent with the stockholders’ advisory vote, the Company’s Board of Directors has determined that the Company will hold advisory votes to approve the compensation of the Company’s named executive officers on an annual basis. These annual advisory votes will continue each year until the next required advisory vote on the frequency of stockholder votes on executive compensation, which will occur no later than the Company’s annual meeting of stockholders in 2028.

4.

Ratification of KPMG LLP as the Company’s Independent Registered Public Accountant.  The stockholders ratified the appointment of KPMG LLP as the Company’s independent registered public accountant for 2022 by the following votes:

Votes For	Votes Against	Votes Abstained
200,113,656	522,495	331,435

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: May 27, 2022	UNITI GROUP INC.

	By:	/s/ Daniel L. Heard
		Name:	Daniel L. Heard
		Title:	Executive Vice President – General Counsel and Secretary